Legg Mason Opportunity Trust

Supplement to the Prospectus dated December 23, 1999

The information under the heading "Exchange Privilege" on page 17 of the Prospectus is replaced in its entirety with the following:

Primary Class shares of the fund may be exchanged only for Primary Class shares of the following funds: Legg Mason Cash Reserve Trust; Legg Mason Tax Exempt Trust, Inc.; and Legg Mason U.S. Government Money Market Portfolio, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

An exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

The fund reserves the right to:
terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year terminate or modify the exchange privilege after 60 days' notice to shareholders

This Supplement is dated December 29, 1999.